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Exhibit 10.6

WellCare of Florida, Inc. d/b/a	Medicaid HMO Contract
Staywell Health Plan of Florida

AHCA CONTRACT NO. FA615
AMENDMENT NO. 7

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency," and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or "Health Plan", is hereby amended as follows:

1.
Effective December 1, 2008, Attachment I, Scope of Services, is hereby amended to include Exhibit I-C, Third Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract. Beginning December 1, 2008, all references in the Contract to Exhibit I-B, Second Revised Maximum Enrollment Levels, shall hereinafter also refer to Exhibit I-C, Third Revised Maximum Enrollment Levels, as appropriate.

2.
Effective December 1, 2008, Attachment I, Scope of Services, is hereby amended to include Exhibit II-E, Fifth Revised Capitation Rates, attached hereto and made a part of the Contract. Beginning December 1, 2008, all references in the Contract to Exhibit II-D, Fourth Revised Capitation Rates, shall hereinafter also refer to Exhibit II-E, Fifth Revised Capitation Rates, as appropriate.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this three (3) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser	SIGNED BY: /s/ Mark Thomas for Holly Benson
NAME: Heath Schiesser	NAME: Holly Benson
TITLE: President and CEO	TITLE: Secretary
DATE: 9-10-08	DATE: 9/10/08

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	I-C	Third Revised Maximum Enrollment Levels (1 Page)
Exhibit	II-E	Fifth Revised Capitation Rates (1 Page)

AHCA Contract No. FA615, Amendment No. 7, Page 1 of 1

AHCA Form 2100-0002 (Rev. NOV03)

WellCare of Florida, Inc. d/b/a	Medicaid HMO Contract
Staywell Health Plan of Florida

EXHIBIT I-C

THIRD REVISED MAXIMUM ENROLLMENT LEVELS

County	Maximum Enrollment Level
Brevard	14,000
Broward	25,000
Dade	25,000
Hernando	15,000
Hillsborough	28,000
Lee	15,000
Manatee	12,000
Palm Beach	15,000
Pasco	7,000
Pinellas	15,000
Polk	25,000
Orange	38,000
Osceola	12,000
Sarasota	6,000
Seminole	6,000
St. Lucie	4,500
Sumter	4,500

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AHCA Contract No. FA615, Exhibit I-C, Page 1 of 1

WellCare of Florida, Inc. d/b/a	Medicaid HMO Contract
Staywell Health Plan of Florida

EXHIBIT II-E
FIFTH REVISED CAPITATION RATES

A.	Table 2 - General Capitation Rates plus Mental Health Rates:

Area 3 Counties:
County	Provider Number
Hernando	015016901
Sumter	015016916

Area 5 Counties:
County	Provider Number
Pasco	015016903
Pinellas	015016904

Area 6 Counties:
County	Provider Number
Hillsborough	015016902
Manatee	015016912
Polk	015016905

Area 7 Counties:
County	Provider Number
Orange	015016906
Seminole	015016908
Osceola	015016907
Brevard	015016913

Area 8 Counties:
County	Provider Number
Lee	015016911
Sarasota	015016914

Area 9 Counties:
County	Provider Number
Palm Beach	015016910
St. Lucie	015016915

Area 10 Counties:
County	Provider Number
Broward	015016900

Area 11 Counties:
County	Provider Number
Miami-Dade	015016909

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AHCA Contract No. FA615, Amendment No. 7, Page 1 of 1